EXHIBIT 99.1



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            HMTF Fund V Tech Holdings, LLC

Address of Joint Filer:                         200 Crescent Court, Suite 1600
                                                Dallas, TX 75201

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       iParty Corp. [IPT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                7/13/2007

Designated Filer:                               HMTF Holdings




July 14, 2007
-------------
Date


SIGNATURE:

HMTF Fund V Tech Holdings, LLC


By:  /s/  David Knickel
   -----------------------------------
Name:    David W. Knickel
Title:   Vice President and Chief Financial Officer


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




                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                            Hicks, Muse, Tate & Furst Equity
                                                Fund V, L.P.

Address of Joint Filer:                         200 Crescent Court, Suite 1600
                                                Dallas, TX 75201

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       iParty Corp. [IPT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                7/13/2007

Designated Filer:                               HMTF Holdings




July 14, 2007
-------------
Date


SIGNATURE:

Hicks, Muse, Tate & Furst Equity Fund V, L.P.
By:       HM5/GP LLC,
                its General Partner


          By:  /s/  David Knickel
              -----------------------------------
          Name: David W. Knickel
          Title:   Vice President and Chief Financial Officer

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                            HM5/GP LLC

Address of Joint Filer:                         200 Crescent Court, Suite 1600
                                                Dallas, TX 75201

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       iParty Corp. [IPT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                7/13/2007

Designated Filer:                               HMTF Holdings




July 14, 2007
-------------
Date


SIGNATURE:

HM5/GP LLC


By:  /s/  David Knickel
   -----------------------------------
Name:    David W. Knickel
Title:   Vice President and Chief Financial Officer





                                       3